UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Chevron Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials

Meeting Information
CHEVRON CORPORATION	Meeting Type: Annual
For holders as of: April 1, 2010
Date: May 26, 2010 Time: 8:00 a.m., CDT
	Location:	Chevron Building Auditorium
1500 Louisiana Street
Houston, Texas 77002-7308

You are receiving this communication because you hold shares in the above named company.

ATTN: CORPORATE GOVERNANCE DEPARTMENT 6001 BOLLINGER CANYON ROAD SAN RAMON, CA 94583-2324	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of the 2010 Annual Meeting, the 2010 Proxy Statement, Form of Proxy and the 2009 Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
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— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for directions to the annual meeting. To be admitted to the meeting, you must have a government–issued photo identification and an admission ticket. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Your Board recommends a vote FOR the election
of the following Directors 1a through 1p:

		Your Board recommends a vote FOR Board proposals 2 and 3:
1a.	S. H. Armacost
		2.	Ratification of Independent Registered Public
1b.	L. F. Deily		Accounting Firm

1c.	R. E. Denham	3.	Amendment to Chevron’s By-Laws to Reduce the
			Percentage of Stockholdings Required for Stockholders to
1d.	R. J. Eaton		Call for Special Meetings

1e.	C. Hagel	Your Board recommends a vote AGAINST stockholder
		proposals 4, 5, 6, 7, 8 and 9:
1f.	E. Hernandez
		4.	Appointment of an Independent Director with
1g.	F. G. Jenifer		Environmental Expertise

1h.	G. L. Kirkland	5.	Holding Equity-based Compensation through Retirement

1i.	S. Nunn	6.	Disclosure of Payments to Host Governments

1j.	D. B. Rice	7.	Guidelines for Country Selection

1k.	K. W. Sharer	8.	Financial Risks from Climate Change

1l.	C. R. Shoemate	9.	Human Rights Committee

1m.	J. G. Stumpf

1n.	R. D. Sugar

1o.	C. Ware

1p.	J. S. Watson